© 2026 ANI Pharmaceuticals, Inc. 1 Corporate Presentation August 2026

© 2026 ANI Pharmaceuticals, Inc. 2 Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The guidance included herein was provided on the Company's earnings conference call on August 7, 2026. Investors accessing this presentation subsequent to August 7, 2026 are cautioned that the Company is neither reconfirming this guidance as of any date subsequent to August 7, 2026 nor assuming any obligation to update or revise such guidance. Any statements that are not historical facts, including statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are forward-looking statements. These statements are often, but are not always, made through the use of words or phrases such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or the negative of these words or other comparable terminology. These statements may include, but are not limited to, statements concerning our planned future operations, strategies (including with respect to our share repurchase program) and growth potential; our plans regarding our transformation to a leading rare disease company and our execution of strategic priorities; our future financial position and performance, including our expectations regarding our forecasted revenue (including revenue from licensing, royalties and sales) and our forecasted adjusted non-GAAP EBITDA and adjusted non-GAAP gross margin, as well as our estimates of our expenses and capital requirements; the expansion and execution capabilities of our sales force and organization; our development pipeline, including the structure, focus, success, cost and timing of our development activities, including nonclinical studies and clinical trials, and the reporting of data from those activities; expected timeframes for the submission of new drug applications, abbreviated new drug applications, or supplemental new drug applications to the U.S. Food and Drug Administration (the “FDA”) and the number of product launches we expect to be able to complete in a given timeframe; our expectations regarding the market opportunity and addressable size of patient populations, market acceptance and clinical utility of our products and product candidates, if approved; anticipated growth opportunities for Cortrophin Gel and ILUVIEN; and the commercialization and potential anticipated sales of our products, including current and planned product launches and any additional product launches from the Company’s generic pipeline; and the expansion and execution capabilities of the Company’s sales force for acute gouty arthritis for Cortrophin Gel. Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by such forward-looking statements. Uncertainties and risks include, but are not limited to: the ability of our approved products, including Cortrophin Gel and ILUVIEN, to achieve commercialization at levels of market acceptance that will allow us to maintain profitability; our manufacturing capabilities and our ability to comply with significant regulations with respect to the manufacture of our products or, where applicable, our reliance on third parties to do the same; supply chain and inventory expectations, and our and our partners’ ability to meet anticipated demand; selling and marketing strategies and associated costs to support the sales of our branded products, including Purified Cortrophin® Gel (Repository Corticotropin Injection USP) (“Cortrophin Gel”) and ILUVIEN® (“ILUVIEN”); increased costs and potential loss of revenues if we need to change suppliers due to the limited number of suppliers for our raw materials, active pharmaceutical ingredients, excipients, and other materials; delays and disruptions in the production of our approved products as a result of our reliance on single source third party contract manufacturing supply for certain of our key products, including Cortrophin Gel and ILUVIEN; the success of competing therapies that are or may become available; our strategic initiatives, including acquisitions, strategic alliances and collaborations, and our ability to realize the intended benefits of such initiatives; our ability to attract and retain key personnel; our expectations and uncertainties regarding future pricing, coverage and reimbursement for our products; the impact of new or modified laws or regulations, and the application or implementation thereof; our ability to obtain, protect and enforce our intellectual property; and general economic, industry, geopolitical and market conditions, such as military conflict or war, inflation and financial institution instability, or the impact of global pandemics on our business. Any forward-looking statements in this presentation are based on the reasonable beliefs of our management as well as assumptions made by and information currently available to our management. Forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors, some of which cannot be predicted or quantified, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those risks and uncertainties that are described in the Company’s most recent Annual Report on Form 10-K, any subsequent quarterly reports filed by the Company on Form 10-Q, and other periodic reports filed with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Such statements are based on management’s expectations as of the date of this presentation and involve many risks and uncertainties that could cause our actual results, events or circumstances to differ materially from those expressed or implied in our forward-looking statements. We undertake no obligation to update any forward- looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make.

© 2026 ANI Pharmaceuticals, Inc. 3 Presentation of financial information Non-GAAP Financial Measures Adjusted non-GAAP EBITDA ANI’s management considers adjusted non-GAAP EBITDA to be an important financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by non-cash stock-based compensation and differences in capital structures, tax structures, capital investment cycles, ages of related assets, and compensation structures among otherwise comparable companies. Management uses adjusted non-GAAP EBITDA when analyzing Company performance. Adjusted non-GAAP EBITDA is defined as net income, excluding tax expense, interest expense, net, other expense (income), net, depreciation and amortization expense, non-cash stock-based compensation expense, M&A transaction and integration expenses, contingent consideration fair value adjustments, unrealized (gain) loss on our investment in equity securities, expenses incurred and settlement payments received in connection with certain litigation matters, severance expenses, and certain other items that vary in frequency and impact on ANI’s results of operations. Adjusted non-GAAP EBITDA should be considered in addition to, but not in lieu of, net income or loss reported under GAAP. A reconciliation of adjusted non-GAAP EBITDA to the most directly comparable GAAP financial measure is provided within the Appendix. ANI is not providing a reconciliation for the forward-looking full year 2026 adjusted EBITDA guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. Adjusted non-GAAP Diluted Earnings per Share ANI’s management considers adjusted non-GAAP diluted earnings per share to be an important financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by the non-cash stock-based compensation, non-cash interest expense, depreciation and amortization, M&A transaction and integration expenses, contingent consideration fair value adjustment, unrealized (gain) loss on our investment in equity securities, expenses incurred and settlement payments received in connection with certain litigation matters, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Management uses adjusted non-GAAP diluted earnings per share when analyzing Company performance. Non-GAAP Adjusted Diluted Weighted-Average Shares Outstanding excludes certain dilutive shares related to the convertible senior notes as they are intended to be covered by our capped call transactions. Our outstanding capped call transactions are intended to offset the dilutive effect of the convertible senior notes recognized in the calculation of GAAP diluted EPS in this reporting period in full, and therefore shares have been excluded from the calculation of the Non-GAAP Adjusted Diluted Weighted- Average Shares outstanding. Adjusted non-GAAP diluted earnings per share is defined as adjusted non-GAAP net income, as defined above, divided by the diluted weighted average shares outstanding during the period. Management will continually analyze this metric and may include additional adjustments in the calculation in order to provide further understanding of ANI’s results. Adjusted non-GAAP diluted earnings per share should be considered in addition to, but not in lieu of, diluted earnings (loss) per share reported under GAAP. A reconciliation of adjusted non-GAAP diluted earnings per share to the most directly comparable GAAP financial measure is provided within the Appendix. ANI is not providing a reconciliation for the forward-looking full year 2026 adjusted diluted earnings per share guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. Other non-GAAP metrics ANI’s management also considers non-GAAP gross margin to be a financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by non-cash stock-based compensation expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Management uses non-GAAP gross margin when analyzing Company performance. Non-GAAP cost of sales is defined as cost of sales (excluding depreciation and amortization), excluding non-cash stock-based compensation expense, amortization of certain purchase price adjustments, and certain other items that vary in frequency and impact on ANI’s results of operations. Non-GAAP gross margin is defined as adjusted non-GAAP net revenues less non-GAAP cost of sales (excluding depreciation and amortization) divided by non-GAAP net revenues. Non-GAAP cost of sales and Non-GAAP gross margin should be considered in addition to, but not in lieu of, cost of sales and gross margin reported under GAAP. ANI is not providing a reconciliation for the forward-looking full year 2026 adjusted non-GAAP gross margin guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results.”

A profitable, high-growth biopharmaceutical organization transforming into a leading Rare Disease company

- **Projecting ~$1.1B in total net revenue in 2026**
  - 44% YoY increase in 2025
  - 26% YoY increase in 2026(1)
- **Rare Disease business** is primary focus
  - Expected to approach **~60% of total revenues in 2026**
  - Lead asset, **Cortrophin Gel,** expected to provide substantial, durable **multi-year growth opportunity**
- **Generics business delivering strong cash flows** enabled by superior R&D capabilities, operational execution, and U.S. manufacturing


RARE DISEASE
BRANDS
ANI's virtuous cycle of growth
GENERICS
~$1.1B
Total net revenue in 2026

© 2026 ANI Pharmaceuticals, Inc.
1. Percent change calculated using the midpoint of 2026 financial guidance ranges provided by the Company on August 7, 2026.
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© 2026 ANI Pharmaceuticals, Inc. 5 Proven track record of delivering top- and bottom-line growth Adjusted Non-GAAP EBITDA ($ millions)(1)Total Company Net Revenues ($ millions) 1. Adjusted Non-GAAP EBITDA is a Non-GAAP financial measure. See Appendix for a reconciliation to the most directly comparable GAAP financial metric. 2. 2022-2026 CAGR calculated using the midpoint of full year 2026 guidance provided by the Company on August 7, 2026. 3. Based on 2026 financial guidance provided by the Company on August 7, 2026. $316 $487 $614 $883 $1,080-$1,140 2022 2023 2024 2025 2026E +37% CAGR(2) $56 $134 $156 $230 $285-$300 2022 2023 2024 2025 2026E +51% CAGR(2) (3) (3)

© 2026 ANI Pharmaceuticals, Inc. 6 ACCELERATE ANI’S TRANSFORMATION INTO A LEADING RARE DISEASE COMPANY Cortrophin Gel 2026 priorities to drive long-term growth and value creation • Maximize multi-year growth opportunity by addressing significant unmet need across indications • Build on momentum in underpenetrated specialties in nephrology, neurology, rheumatology, ophthalmology and pulmonology • Recently onboarded commercial team for acute gouty arthritis flares • Advance Phase 4 trial to establish further evidence supporting Cortrophin Gel in acute gouty arthritis flares • Continue to evaluate opportunities to enhance patient convenience ILUVIEN • Return to growth by leveraging the commercial and patient access initiatives established in 2025 CONTINUED EXCELLENCE IN GENERICS BUSINESS EXECUTE DISCIPLINED CAPITAL ALLOCATION STRATEGY • Leverage superior R&D capabilities, operational execution, U.S. manufacturing footprint, and business development expertise to continue expanding cash generation • On track to maintain current cadence of 15+ launches annually • Explore opportunities to expand scope and scale of Rare Disease business • Investing in dedicated organization for Cortrophin Gel in gout • Invest high single-digit percentage of Generics revenue into R&D

Q2 2026 and recent business highlights

- **Strong** top- and bottom-line growth supported by **solid performance** across both **Rare Disease** and Generics
- Continued **strong momentum in demand** from existing specialties for Cortrophin Gel
- **Gout expansion fully operational at the end of June;** expanded Rare Disease sales force by ~50%


Total Net Revenues ($M)(1)
+26%
$266.0
$211.4
$100.7
$94.2
$165.4
$117.2
2Q25
2Q26
Rare Disease and Brands(3)
Generics and Other(4)


Adjusted Non-GAAP EBITDA ($M)(2)
+32%
$71.6
$54.1
2Q25
2Q26

Pharmaceuticals, Inc.

© 2026 ANI Pharmaceuticals, Inc.

1. Totals may not sum due to rounding.
2. Adjusted Non-GAAP EBITDA is a Non-GAAP financial measure. See Appendix for a reconciliation to the most directly comparable GAAP financial metric.
3. Includes Cortrophin Gel, ILUVIEN, Brands, and Brand royalties and other revenues.
4. Includes Generic pharmaceutical products and Other generic revenues.

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© 2026 ANI Pharmaceuticals, Inc. 8 Establishing collaborations to drive future value for our stakeholders Out-licensed intellectual property to Harmony Biosciences in January 2026 Harmony to utilize IP to expand its intellectual property estate for pitolisant and to develop a novel formulation Low single digit royalties on pitolisant-based products $10M payment upon achievement of certain development milestones; $8M recognized in 2Q26 and remaining $2M expected to be recognized in 3Q26 $15M upfront license fee recognized in 1Q26

Reaffirming 2026 Financial Guidance

Reflects significant top- and bottom-line growth

Metric ($ millions, except EPS)	Current 2026 Guidance	Prior 2026 Guidance	YoY Growth
Net Revenue (Total Company)	$1,080 - $1,140	$1,080 - $1,140	22 - 29%
Cortrophin Gel Net Revenue	$520 - $540	$540 - $575	50 - 55%
ILUVIEN Net Revenue	$78 - $83	$78 - $83	4 - 11%
Adjusted Non-GAAP EBITDA(1)	$285 - $300	$285 - $300	24 - 31%
Adjusted Non-GAAP Diluted EPS(1)(2)	$9.19 - $9.69	$9.19 - $9.69	16 - 23%

2026 adjusted non-GAAP gross margin expected to be 59.9% - 60.9%(3)

Anticipates 21.5M – 21.8M shares outstanding for the purpose of calculating full year 2026 adjusted non-GAAP diluted EPS(4)

ani Pharmaceuticals, Inc.

© 2026 ANI Pharmaceuticals, Inc.

1. Adjusted Non-GAAP EBITDA, Adjusted Non-GAAP Diluted EPS and Adjusted non-GAAP gross margin are Non-GAAP financial measures.
2. For full year 2026 guidance, Adjusted Non-GAAP Diluted EPS is defined as adjusted Non-GAAP net income divided by the diluted weighted average shares outstanding during the period ("Non-GAAP Adjusted Diluted Weighted-Average Shares Outstanding"). Non-GAAP Adjusted Diluted Weighted-Average Shares Outstanding excludes certain dilutive shares related to the senior convertible notes as they are intended to be covered by our capped call transactions.
3. Blended royalty rate due to Merck for Cortrophin Gel net sales expected to be in high-20 percent range in 2026.
4. Assumes no share repurchases in 2026.

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© 2026 ANI Pharmaceuticals, Inc. 10 Rare Disease Business

© 2026 ANI Pharmaceuticals, Inc. 11 Rare Disease business represents primary driver of growth; expected to account for ~60% of revenues in 2026 1. Percent change calculated based on the midpoint of 2026 financial guidance range provided by the Company on August 7, 2026. 2. Alimera acquisition occurred in September 2024; ILUVIEN revenue only represents partial year of ownership. 3. Represents 2026 financial guidance ranges provided by the Company on August 7, 2026. Rare Disease Net Revenues ($ millions) $198 $348 $520 - $540 $32 $75 $78 - $83 2022 2023 2024 2025 2026E $230 $423 $42 $112 $598 - $623 (3) Cortrophin Gel ILUVIEN +84% +44%(1) (2)

© 2026 ANI Pharmaceuticals, Inc. 12 Purified Cortrophin Gel is an established medicine for the treatment of certain autoimmune diseases Purified Cortrophin Gel is a naturally derived drug product that contains adrenocorticotropic hormone (ACTH), which is extracted from porcine pituitary glands Trusted and durable asset with a meaningful growth runway Cortrophin Gel was launched by ANI on approval of our supplemental NDA (sNDA) in January 2022 Under ANI’s sNDA, Cortrophin was approved across more than 20 indications in nephrology, neurology, ophthalmology, pulmonology, rheumatology and dermatology Cortrophin Gel is protected by five Orange Book Listed patents expiring in late 2043 and has significant durability potential based on the challenges associated with demonstrating generic equivalence >20

© 2026 ANI Pharmaceuticals, Inc. 13 Cortrophin may possess both steroid-dependent and steroid-independent activity In the steroid-independent pathway, representing another potential mechanism, ACTH is thought to bind to all five MCRs ACTH is a hormone that binds to cell-surface proteins called melanocortin receptors (“MCRs”). Prescribed when first-line steroid treatments prove inadequate. There are five MCRs, which are located on immune and other cells throughout the body, and ACTH has been shown to bind to all five MCRs in vitro. In the steroid-dependent pathway, ACTH is thought to bind in the adrenal cortex and stimulate cortisol synthesis

© 2026 ANI Pharmaceuticals, Inc. 14 2021 2022 2023 2024 2025 $594M $558M $537M $684M $1.0B ACTH MARKET SALES -6% -4% +27%YoY Growth +50% Acthar Gel Purified Cortrophin® Gel >$1.3B +28% 2026e(1) Overall ACTH market growth driven by continued expansion into key indications • Expect continued strong multi-year growth potential driven by large market opportunity as key indications remain significantly underpenetrated • Proven ability to reach new HCPs and patients with approximately half of Cortrophin Gel prescribers naive to the ACTH category before prescribing Cortrophin Gel 1. Based on the sum of 2026 Cortrophin Gel net revenue guidance and Keenova Therapeutics’ 2026 guidance for Acthar Gel per its first quarter 2026 earnings release (May 12, 2026). +24% CAGR

Cortrophin Gel has strong multi-year growth potential with addressable patient populations across indications significantly under-penetrated

Acute Gout Flares	Multiple Sclerosis Flares	Rheumatoid Arthritis	Sarcoidosis	Nephrotic Syndrome (proteinuria reduction)
Diagnosed ~9,900,000[1]	Diagnosed ~750,000[5]	Diagnosed ~1,600,000[9]	Diagnosed ~175,000[13-15]	Diagnosed ~35,000[20]
~36% receive treatment annually[2]	1-2.2 average flares per year[6,7]	17-25% experience a flare annually[10,11]	25-42.5% of patients are treated[13,16]	
1.5 – 2 average flares per year[3]	25% of patients do not respond to a steroid[8]	Up to 30% of patients do not respond to a steroid[12]	10-25% of patients require a second line therapy[17-19]	12.5% – 20% of patients do not respond to a steroid[21,22]
~8% receive an injectable flare treatment[4]				
~500,000 addressable annual flares	~300,000 addressable annual flares	~100,000 addressable annual flares		
~285,000 addressable patients	**~187,500** addressable patients	**~480,000** addressable patients	**~10,000** addressable patients	**~6,000** addressable patients

© 2026 ANI Pharmaceuticals, Inc.

* All references provided in appendix. Addressable patient populations shared for select indications.

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© 2026 ANI Pharmaceuticals, Inc. 16 Unlocking a transformative growth opportunity for Cortrophin by entering podiatry and primary care settings Gout expansion represents a meaningful multi- year business expansion opportunity in a new physician audience of podiatrists and primary care physicians Potential to extend Cortrophin utilization in a sizeable and addressable gout population of 285,000 patients Expanded Rare Disease sales force by 50% from ~120 reps to ~180 reps in 2Q 2026 to focus on acute gouty arthritis flares

New physician segment represents a sizeable growth opportunity in acute gouty arthritis flares



Gout expansion designed to reach the significant number of gout patients who are seen before specialty referrals
SPECIALIST
PRIMARY CARE
INTERNAL MEDICINE
PODIATRY
ACUTE GOUT FLARES
Diagnosed ~9,900,000[1]
~36% receive treatment annually[2]
1.5 – 2 average flares per year[3]
~8% receive an injectable flare treatment[4]
~500,000 addressable annual flares
~285,000
ADDRESSABLE PATIENTS

© 2026 ANI Pharmaceuticals, Inc.

* All references provided in appendix. Addressable patient populations shared for select indications.

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© 2026 ANI Pharmaceuticals, Inc. 18 Encouraging early signals from gout expansion team >1/3 of prescribers initiating 2 or more cases Balanced demand across both podiatry and primary care physicians All sales regions experiencing momentum 95%+ of sales representatives generating multiple new patient cases Meaningful breadth and depth of prescribing Gout expansion activities are reported as of the end of July. The gout expansion team was fully operational by the end of June.

© 2026 ANI Pharmaceuticals, Inc. 19 ILUVIEN is a long-acting ocular therapy approved for DME and chronic NIU-PS Designed to deliver 36-months of continuous CONTINUOUS MICRODOSING of fluocinolone acetonide (FAc) Diabetic Macular Edema (DME): • Chronic disease that is the leading cause of vision loss in diabetic patients; ~4% of diabetic patients develop clinically significant macular edema • >50,000 patients in the U.S. are not well served by anti-VEGF therapy; <5,000 patient starts annually for DME in the U.S. • Global clinical evidence in DME supported by NEW DAY study results Chronic non-infectious uveitis affecting the posterior segment (NIU-PS): • Inflammation of the eye that can lead to pain, visual impairment, and vision loss • >75,000 patients in the U.S. are candidates for treatment, and steroids are the standard of care; <5,000 patient starts annually for NIU-PS in the U.S.

© 2026 ANI Pharmaceuticals, Inc. 20 Returning ILUVIEN to growth with new data and outreach to retina specialists Announced topline results from SYNCHRONICITY open-label trial in NIU-PS; detailed results and additional analyses to be presented at a medical conference in 4Q 2026 New promotional efforts targeting retina specialists underway Growing use of alternative access channels to navigate market access challenges for Medicare patients

© 2026 ANI Pharmaceuticals, Inc. 21 Generics Business

© 2026 ANI Pharmaceuticals, Inc. 22 $210 $269 $301 $384 2022 2023 2024 2025 Robust, diversified pipeline and new product launch execution • Robust pipeline in place with goal to deliver at least 15 new product launches annually; 12 products launched YTD; ANI holds #2 CGT filing position • Invest high single-digit percentage of Generics revenue into Generics R&D to support business • Diversified portfolio of ~135 product families and largest product expected to account for less than 10% of Generics revenues in 2026 Strong operational backbone with a focus on cost efficiency • Three U.S. based manufacturing sites with strong GMP track record; all sites currently in VAI or NAI status • Manufactured and supplied over 2.5 billion doses of therapeutics in last 12 months(1) • Systematic approach to reducing raw materials and finished goods costs and lean corporate spend Generics business driving strong cash flow generation with superior R&D capabilities, U.S. manufacturing footprint, and operational excellence Generics Net Revenues2 ($ millions) +12% +28% 1. Per IQVIA NSP Sales data - MAT December 2025 data. 2. Reflects generic pharmaceutical products.

© 2026 ANI Pharmaceuticals, Inc. 23 U.S. Manufacturing Footprint

© 2026 ANI Pharmaceuticals, Inc. 24 United States 95% Europe 2% India 2% Others 1% United States 56% Europe 18% India 20% China 4% Others 2% 95% of ANI’s revenues come from finished goods manufactured in the U.S.; ~95% of revenues from products sold in the U.S. API by Country of Origin Finished Goods (FG) by Country of Origin % of Revenues % of Revenues ~95% of revenues from products sold in the U.S. NOTE: Statistics on this slide based upon internal current analysis utilizing estimated / projected full year 2026 Revenue, procurement, manufacturing and other data

U.S.-based manufacturing footprint with strong GMP track record

	Baudette, MN *130k sf*	**Baudette, MN** *Containment Facility - 47k sf*	**East Windsor, NJ** *120k sf*
			
Facility Overview and Capabilities	• Manufacturing, packaging, warehouse • Schedule CII vault & CIII cage space • Lab space - R&D/analytical testing • Solutions, suspensions, topicals, tablets, capsules, and powder for suspension • DEA-licensed for Schedule II controlled substances	• Manufacturing, packaging, warehouse • Low-humidity suite for moisture-sensitive compounds • Fully-contained high potency facility for hormone, steroid, and oncolytic products • DEA Schedule III capability	• 100K ft^2 of manufacturing, packaging, lab, warehouse, and administrative space • 20K ft^2 expansion added 15 new manufacturing suites and new QC lab • Solid oral tablets and capsules, liquid suspensions and solutions, powder for oral suspension, controlled substances as well as containment & nano-milling • API development & low volume production
Annual Capacity	• Solid Dose ~2.5BN doses • Liquid Unit ~23MM doses • Liquids ~20MM bottles • Powder ~4MM bottles	• Tablets ~2.5BN doses • Capsules ~150MM doses • Blisters ~ 45MM doses	• Tablets & Capsules ~3.0BN doses • Packaged Units ~20MM units • Liquids ~10MM bottles • Powder ~ 2MM bottles ; Semi Solids
GMP	*Five FDA inspections since 2013* **Latest FDA inspection – December 2024** **Current site status: VAI**	*Seven DEA inspections since 2013* **Latest DEA inspection – August 2023** **Current site status: VAI**	*Eight FDA inspections since 2017,* *Five DEA inspections since 2016* **Latest FDA inspection: July 2026** **Current site status: NAI status**

ani Pharmaceuticals, Inc.
© 2026 ANI Pharmaceuticals, Inc.
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© 2026 ANI Pharmaceuticals, Inc. 26 Summary

ANI well positioned to deliver long-term growth and value creation

2026 STRATEGIC PRIORITIES

- **Accelerate transformation into leading Rare Disease company**
- **Continued excellence in Generics R&D and operations**
- **Execute disciplined capital allocation strategy**

FINANCIAL STRENGTH

Projected 2026 total revenues[1]	Projected 2026 adjusted non-GAAP EBITDA[1][2]	Cash as of 6/30/26	Net leverage as of 6/30/26[3]
~$1.1B	~$293M	$360M	~1.0x
⬆ 26% YoY	⬆ 27% YoY		

VIRTUOUS CYCLE OF GROWTH DRIVES TRANSFORMATION INTO A LEADING RARE DISEASE COMPANY

- **Rare Disease** expected to approach **~60%** of total revenue in 2026
- Lead asset, **Cortrophin Gel**, expected to deliver **+50-55%** YoY growth in 2026 with substantial, multi-year growth opportunity[1]
- **Strong Generics cash flows** further enable investments in Rare Disease business ani Pharmaceuticals, Inc.
© 2026 ANI Pharmaceuticals, Inc.

1. Based on the midpoint of 2026 financial guidance ranges provided by the Company on August 7, 2026.
2. Adjusted Non-GAAP EBITDA is a Non-GAAP financial measure.
3. Based on trailing twelve months adjusted Non-GAAP EBITDA of $260M.

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© 2026 ANI Pharmaceuticals, Inc. 28 Appendix

© 2026 ANI Pharmaceuticals, Inc. 29 Adjusted Non-GAAP EBITDA calculation and US GAAP to Non-GAAP reconciliation

© 2026 ANI Pharmaceuticals, Inc. 30 Adjusted Non-GAAP diluted earnings per share calculation and US GAAP to Non-GAAP reconciliation 1. Adjusted non-GAAP Net Income Available to Common Shareholders excludes undistributed earnings to participating securities. 2. Non-GAAP Adjusted Diluted Weighted-Average Shares Outstanding exclude certain dilutive shares related to the senior convertible notes as they are intended to be covered by our capped call transactions. Our outstanding capped call transactions are intended to offset the dilutive effect of the senior convertible notes recognized in the calculation of GAAP diluted EPS in this reporting period in full, and therefore 692,000 shares for the twelve months ended December 31, 2025, have been excluded from the calculation of the Non-GAAP Adjusted Diluted Weighted-Average Shares outstanding.

© 2026 ANI Pharmaceuticals, Inc. 31 References for Cortrophin Gel Addressable Patient Population Gout 1. Singh G, Lingala B, Mithal A. Gout and hyperuricaemia in the USA: prevalence and trends. Rheumatology (Oxford). 2019 Dec 1;58(12):2177-2180. doi: 10.1093/rheumatology/kez196. PMID: 31168609 2. Thorpe K. Partnership to fight chronic disease. May 21, 2018 3. Singh JA, Morlock A, Morlock R. Gout Flare Burden in the United States: A Multiyear Cross‐Sectional Survey Study. ACR Open Rheumatology. 2025 Jan;7(1):e11759, ANI claims data analysis (data on file), Proudman C, et al. Arthritis Res Ther. 2019;21:132. 4. Based on ANI claims analysis Multiple Sclerosis 5. Hittle M, Culpepper WJ, Langer-Gould A, Marrie RA, Cutter GR, Kaye WE, Wagner L, Topol B, LaRocca NG, Nelson LM, Wallin MT. Population-based estimates for the prevalence of multiple sclerosis in the United States by race, ethnicity, age, sex, and geographic region. JAMA neurology. 2023 Jul 1;80(7):693-701. 6. Nazareth TA, Rava AR, Polyakov JL, Banfe EN, Waltrip II RW, Zerkowski KB, Herbert LB. Relapse prevalence, symptoms, and health care engagement: patient insights from the Multiple Sclerosis in America 2017 survey. Multiple sclerosis and related disorders. 2018 Nov 1;26:219-34. 7. Oleen-Burkey M, Castelli-Haley J, Lage MJ, Johnson KP. Burden of a multiple sclerosis relapse: the patient’s perspective. The Patient-Patient-Centered Outcomes Research. 2012 Mar;5(1):57-69. 8. Wynn D, Goldstick L, Bauer W, Zhao E, Tarau E, Cohen JA, Robertson D, Miller A. Results from a multicenter, randomized, double‐blind, placebo‐controlled study of repository corticotropin injection for multiple sclerosis relapse that did not adequately respond to corticosteroids. CNS Neuroscience & Therapeutics. 2022 Mar;28(3):364-71. Rheumatoid Arthritis 9. Evaluate Pharma, Evaluate Epi USA Population Insight 10. Bachman K. et al. J Rheumatol. 2018;45(11):1515-1521 11. Oh YJ, Moon KW. Predictors of flares in patients with rheumatoid arthritis who exhibit low disease activity: A nationwide cohort study. Journal of Clinical Medicine. 2020 Oct 7;9(10):3219. 12. Chikanza IC, Kozaci DL. Corticosteroid resistance in rheumatoid arthritis: molecular and cellular perspectives. Rheumatology. 2004 Nov 1;43(11):1337-45. Sarcoidosis 13. Baughman RP, et al. Ann Am Thorac Soc. 2016;13(8):1244-1252 14. Gerke AK, Judson MA, Cozier YC, Culver DA, Koth LL. Disease burden and variability in sarcoidosis. Annals of the American Thoracic Society. 2017 Dec;14(Supplement 6):S421-8. 15. Nam HH, Washington A, Butt M, Maczuga S, Guck D, Yanosky JD, Helm MF. The prevalence and geographic distribution of sarcoidosis in the United States. JAAD international. 2022 Dec 1;9:30-2. 16. Sangani R, Bosch NA, Govender P, Scarpato B, Walkey AJ, Newman J, Law AC, Gillmeyer KR, Shankar DA. Sarcoidosis treatment patterns in the United States: 2016-2022. Chest. 2025 Apr 1;167(4):1099-106. 17. ANI primary market research 2023 18. El Jammal T, Jamilloux Y, Gerfaud-Valentin M, Valeyre D, Sève P. Refractory sarcoidosis: a review. Therapeutics and clinical risk management. 2020 Apr 17:323-45. 19. Mahmood K, Butt NI, Ashfaq F, Younus R. Refractory Sarcoidosis. Journal of Ayub Medical College Abbottabad. 2023 Jul 9;35(3):479-81. Nephrotic Syndrome 20. Evaluate Pharma, Evaluate Epi USA Population Insight 21. Bensimhon AR, Williams AE, Gbadegesin RA. Treatment of steroid-resistant nephrotic syndrome in the genomic era. Pediatric nephrology. 2019 Nov;34(11):2279-93. / 22. Ghedira-Besbes L, Mallek A, Guediche MN. Idiopathic nephrotic syndrome in children: report of 57 cases. La Tunisie Medicale. 2003 Sep 1;81(9):702-8.